SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

(the “Funds”)

I.              Effective immediately, the appropriate tax section in the Funds’ prospectuses is amended to include the following:

Special Notice Regarding Tax Treatment of Municipal Bonds. The U.S. Supreme Court has agreed to hear an appeal of a lower court decision generally invalidating a state's ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court's decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Funds, as taxable income at the state and local levels in response to the Court's decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Funds, to be significantly and adversely affected.

June 1, 2007	579828 (6/07)